UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            December 16, 2009
                            -----------------

                      Northern Empire Energy Corp.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

               000-52725                       20-4765268
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

             118 8th Ave. NW, Calgary, Alberta  T2M 0A4, Canada
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                             (403) 456-2333
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry into a Material Definitive Agreement.

On December 16, 2009, Northern Empire Energy Corp. (the "Registrant") a Nevada corporation has entered into a "Formal Option to Purchase and Sale Agreement of Petroleum and Natural Gas Rights" with Angels Exploration Fund, Inc., an Alberta Corporation.

Northern Empire Energy Corp. agreed to purchase from Angels Exploration Fund Inc. certain petroleum and natural gas rights within the Province of Alberta for a total purchase price of $469,400. ($500,000.00 Canadian Dollars). See attached agreement as Exhibit 10.2.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ITEM 9.01  Exhibits

(c)  Exhibits

10.2 Formal Option to Purchase and Sale Agreement of Petroleum and Natural Gas Rights with Angels Exploration Fund, Inc., dated December 16, 2009.


                                        Northern Empire Energy Corp.
                                        ----------------------------
                                                 Registrant


                                   /s/ Jeffrey Cocks
Dated: December 18, 2009          -------------------------------
       -----------------          By:  Jeffrey Cocks
                                  Its: President, Chief Financial
                                       Officer and Director



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